CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Americana Distribution, Inc. (the "Company") on Form 10-QSB for the three months ending June 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, John T. Ruddy, President, Chief Executive Officer, Principal Accounting Officer and Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)     Such Quarterly Report on Form 10-QSB for the period ending June 30, 2007, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

        (2)     The information contained such Quarterly Report on Form 10-QSB for the period ending June 30, 2007 fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

Date: August 20, 2007	By:	/s/ John T. Ruddy
John T. Ruddy
Chief Executive Officer
Chief Financial Officer
Principal Accounting Officer